UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2013

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company.  Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries.  Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02.  Results of Operations and Financial Condition and Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and 7.01.

On February 21, 2014, Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”) issued a press release regarding its financial results for the fiscal quarter and full year ended December 31, 2013 and its earnings outlook for 2014.  A copy of the press release is attached hereto as Exhibit 99.1.

The Company is providing a quarterly and full year consolidated statistical summary and earnings variance explanations and a copy of the slide presentation made in connection with its earnings conference call on February 21, 2014.  This information contains Company operating results for the fiscal quarter and fiscal year ended December 31, 2013 and is attached hereto as Exhibits 99.2, 99.3 and 99.4.  The statistical summary, earnings variance explanations, and slide presentation are concurrently being posted to the Company’s website at www.pinnaclewest.com, which also contains a glossary of relevant terms.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2014, the Board of Directors (the “Board”) of Pinnacle West expanded the number of directors on the Board by two and elected Messrs. Richard P. Fox and David P. Wagener as Directors.  Messrs. Fox and Wagener’s initial terms will extend until the Pinnacle West 2014 Annual Meeting of Shareholders in May 2014 (“2014 Annual Meeting of Shareholders”).  The Board of Arizona Public Service Company (“APS”), the principal subsidiary of Pinnacle West, also elected Messrs. Fox and Wagener to its Board.  Mr. Fox has been appointed to the Audit and Finance Committees of Pinnacle West and Mr. Wagener has been appointed to the Finance and Nuclear and Operating Committees of Pinnacle West.  Messrs. Fox and Wagener will participate in the compensation arrangements for non-employee directors described on page  57 of the Pinnacle West Proxy Statement for its Annual Meeting of Shareholders held on May 15, 2013, except the annual retainer and equity grant will be prorated to reflect their service from the date of their election until the 2014 Annual Meeting of Shareholders.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on February 21, 2014.

99.2	Pinnacle West APS	Pinnacle West quarterly consolidated statistical summary for the three-month and twelve-month periods ended December 31, 2013 and 2012.

99.3	Pinnacle West APS	Pinnacle West 4th Quarter and Full-Year 2013 Results slide presentation accompanying February 21, 2014 conference call.

99.4	Pinnacle West APS

Pinnacle West earnings variance explanations for the three and twelve months ended December 31, 2013 and 2012 and Consolidated Statements of Income for the three and twelve months ended December 31, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: February 21, 2014	By:	/s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: February 21, 2014	By:	/s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on February 21, 2014.

99.2	Pinnacle West APS	Pinnacle West quarterly consolidated statistical summary for the three-month and twelve-month periods ended December 31, 2013 and 2012.

99.3	Pinnacle West APS	Pinnacle West 4th Quarter and Full-Year 2013 Results slide presentation accompanying February 21, 2014 conference call.

99.4	Pinnacle West APS

Pinnacle West earnings variance explanations for the three and twelve months ended December 31, 2013 and 2012 and Consolidated Statements of Income for the three and twelve months ended December 31, 2013 and 2012.